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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2004

                               MARGO CARIBE, INC.
             (Exact name of registrant as specified in this charter)

         PUERTO RICO                                              0-15336
(State or other jurisdiction of                            (Commission File No.)
       incorporation)

                                   66-0550881
                        (IRS Employer Identification No.)

    ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO                      00692
      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:   (787) 883-2570

          (Former Name or Former Address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                       99 Press Release dated May 14, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 14, 2004, Margo Caribe, Inc. issued a press release announcing its unaudited operating results for the three months ended March 31, 2004, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K. Item 12 of this Current Report on Form 8-K including Exhibit 99, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARGO CARIBE, INC.

                                         By: /s/ Juan B. Medina
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                                                 Juan B. Medina
                                                 Chief Financial Officer

Date: May 17, 2004